                                                                    EXHIBIT 99.3

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: Lason Services, Inc.                       Case No.: 01-11489

                                                  Reporting Period:  March, 2002



                                                                            CURRENT                   CUMULATIVE
---------------------------------------------------------------------------------------------------------------------
Cash - Beginning of the Month                                            $3,046,254.00                     $5,946.91
---------------------------------------------------------------------------------------------------------------------
Receipts                                                      Operating
---------------------------------------------------------------------------------------------------------------------
Total Receipts                                                          $11,719,318.75                $58,037,373.77
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Disbursements
---------------------------------------------------------------------------------------------------------------------
Total Disbursements                                                     $14,583,112.51                $57,860,860.41
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Net Cash Flow                                                           ($2,863,793.76)                  $176,513.36
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Cash - End of the Month                                                    $182,460.24                   $182,460.27
---------------------------------------------------------------------------------------------------------------------

In re:  Lason Services, Inc.                      Case #: 01-11489
                                                  Reporting Period:  March, 2002


                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                         CUMULATIVE FILING TO
REVENUES                                                      MONTH              DATE
---------------------------------------------------------------------------------------------

Gross Revenues
---------------------------------------------------------------------------------------------
Non-Debtor Net Intercompany
---------------------------------------------------------------------------------------------
Less:  Returns and Allowances
---------------------------------------------------------------------------------------------
Net Revenue                                                       0                        0
---------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------
Beginning Inventory
---------------------------------------------------------------------------------------------
Add:  Purchases
---------------------------------------------------------------------------------------------
Add:  Cost of Labor
---------------------------------------------------------------------------------------------
Add:  Other Direct Costs (attach schedule)
---------------------------------------------------------------------------------------------
Less:  Ending Inventory
---------------------------------------------------------------------------------------------
Cost of Goods Sold                                                0                        0
---------------------------------------------------------------------------------------------
Gross Profits                                                     0                        0
---------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------
Advertising
---------------------------------------------------------------------------------------------
Auto and Truck Expense
---------------------------------------------------------------------------------------------
Bad Debts
---------------------------------------------------------------------------------------------
Contributions
---------------------------------------------------------------------------------------------
Employee Benefits Programs
---------------------------------------------------------------------------------------------
Insider Compensation*
---------------------------------------------------------------------------------------------
Insurance
---------------------------------------------------------------------------------------------
Management Fees/Bonuses
---------------------------------------------------------------------------------------------
Office Expense
---------------------------------------------------------------------------------------------
Pension & Profit Sharing Plans
---------------------------------------------------------------------------------------------
Repairs and Maintenance
---------------------------------------------------------------------------------------------
Rent and Lease Expense
---------------------------------------------------------------------------------------------
Salaries/Commissions/Fees
---------------------------------------------------------------------------------------------
Supplies
---------------------------------------------------------------------------------------------
Taxes - Payroll
---------------------------------------------------------------------------------------------
Taxes - Real Estate
---------------------------------------------------------------------------------------------
Taxes - Other
---------------------------------------------------------------------------------------------
Travel and Entertainment
---------------------------------------------------------------------------------------------
Utilities
---------------------------------------------------------------------------------------------
Other (attach schedule)
---------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                      0                        0
---------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                               0                       97
---------------------------------------------------------------------------------------------
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                  0                      -97
---------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
---------------------------------------------------------------------------------------------
Other income (attach schedule)
---------------------------------------------------------------------------------------------
Interest Expense
---------------------------------------------------------------------------------------------
Other Expense (attach schedule)
---------------------------------------------------------------------------------------------
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                     0                      -97
---------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
---------------------------------------------------------------------------------------------
Professional Fees
---------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees
---------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from Chapter 11
 (see continuation sheet)
---------------------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment
---------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)
---------------------------------------------------------------------------------------------
Total Reorganization Expenses                                     0                        0
---------------------------------------------------------------------------------------------
Income Taxes
---------------------------------------------------------------------------------------------
NET PROFIT (LOSS)                                                 0                      -97
---------------------------------------------------------------------------------------------

In re: Lason Services, Inc.                                  Case No.: 01-11489
                                                  Reporting Period: March, 2002

                                 BALANCE SHEET



The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.



                                                                          BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                                   ASSETS                               CURRENT REPORTING MONTH                 DATE

CURRENT ASSETS
Unrestricted Cash and Equivalents                                               182,460                         5,947
Restricted Cash and Cash Equivalents (see continuation sheet)                                                              -
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                            182,460                         5,947
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment                                                                       26,158
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                                                                                  21,767
TOTAL PROPERTY & EQUIPMENT                                                            -                         4,390
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                               56,450,523                    62,442,487
TOTAL OTHER ASSETS                                                           56,450,523                    62,442,487

TOTAL ASSETS                                                                 56,632,983                    62,452,824


                        LIABILITIES AND OWNER EQUITY                    BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                                                                      CURRENT REPORTING MONTH                DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable                                                                              -                     4,062,645
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*                                                              15,385
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                        15,385                     4,062,645
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                             -                             -

TOTAL LIABILITIES                                                                     15,385                     4,062,645
OWNER EQUITY
Capital Stock                                                                             10                            10
Additional Paid-In Capital                                                        29,696,003                    29,696,003
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                  26,921,682                    28,694,166
Retained Earnings - Postpetition                                                         (97)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                  56,617,598                    58,390,179
TOTAL LIABILITIES AND OWNERS' EQUITY                                              56,632,983                    62,452,824

                                                                                          (0)


In re: Lason Services, Inc.                                  Case No.: 01-11489
                                                  Reporting Period: March, 2002


                       BALANCE SHEET - CONTINUATION SHEET


                                                                       BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                  ASSETS                             CURRENT REPORTING MONTH                 DATE

Other Current Assets









Other Assets

Investment in Lason Systems                                                  43,419,131                   43,419,131
Due to/from Lason Systems                                                    13,031,392                   19,023,356





                                                                             56,450,523                   62,442,487
                                                                       BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                             LIABILITIES AND OWNER EQUITY            CURRENT REPORTING MONTH                 DATE
Other Postpetition Liabilities







Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)










Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.